UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): August 4, 2016

Amyris, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34885	55-0856151
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5885 Hollis Street, Suite 100, Emeryville, CA 94608
(Address of Principal Executive Offices) (Zip Code)

(510) 450-0761
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 4, 2016, Amyris, Inc. (the “Company”) issued a press release announcing the Company’s financial results for its fiscal quarter ended June 30, 2016.  A copy of this press release, entitled “Amyris Reports Second Quarter 2016 Results”, is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

The following exhibit is furnished herewith:

Exhibit Number	Description

99.1	Press release, dated August 4, 2016, entitled “Amyris Reports Second Quarter 2016 Results”

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.  The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Amyris, Inc.

Date: August 4, 2016	By:	/s/ Raffi Asadorian
Raffi Asadorian
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated August 4, 2016, entitled “Amyris Reports Second Quarter 2016 Results”